SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

------------------------------------------------------------------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 14, 2008
 (Date of earliest event reported)

SYNERGX SYSTEMS INC.
(Name of small business issuer in its charter)

Delaware      11-2941299
(State or other jurisdiction of incorporation   (I.R.S. Employer Identification No.)
                                                                                                                     or organization)

209 Lafayette Drive, Syosset, New York                                                             11791
(Address of principal executive offices)      (Zip code)

Issuer's telephone number: (516) 433-4700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 13, 2008, Al Koenig, the President of Casey Systems Inc., our principal operating subsidiary, resigned to pursue other activities;  we are adding to our management group to fill his responsibilities and go forward with our strategic and tactical objectives.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

10.1    Separation Agreement and General Release, dated as of February 13, 2008 by and between Al Koenig and Casey Systems Inc.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SYNERGX SYSTEMS INC.
                                         (Registrant)

                                        By: /s/ JOHN A. POSERINA
                                               ---------------------------------
                                        John A. Poserina,
                                        Chief Financial Officer, Secretary
                                         And Director(Principal Accounting and
                                        Financial Officer)

Dated: February 14, 2008